UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2018

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

See Item 5.03 of this report which is incorporated into this Item 3.03 by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, at 12:01 am EDT, an amendment to Atossa Genetics Inc. (“Atossa”) Amended and Restated Certificate of Incorporation (the “Amended Certificate”) became effective to effectuate a reverse split of Atossa’s common stock and to increase the authorized shares of common stock by 100 million. The Amended Certificate provides that each 12 shares of outstanding common stock will be reconstituted into one share of common stock with a proportional increase in the par value of the common stock. Any resulting fractional shares will be rounded up to the nearest whole share.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 12, 2018, the Company held its 2018 Annual Meeting of Stockholders which was adjourned until April 19, 2018, 1 p.m. PDT (the “Annual Meeting”), to allow additional time for voting on the following proposals: (1) an amendment (in the event it is deemed by the Atossa’s Board of Directors to be advisable) to Atossa’s certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Atossa’s common stock at a ratio within the range of 1:3 up to a split of 1:15, as determined by Atossa’s Board of Directors; (2) an amendment to the certificate of incorporation to increase the number of authorized shares of common stock by 100,000,000 shares; and (3) the transaction of any other business that may properly come before the meeting or any adjournment thereof.

The number of shares of common stock entitled to vote at the Annual Meeting was 31,822,741. The number of shares of common stock present or represented by valid proxy at the meeting was 23,073,057. All proposals passed at the Annual Meeting. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the April 19, 2018 continuation of the Annual Meeting are as follows:

(i)	Reverse Stock Split in a Range of 1:3 to 1:15 as Determined by the Board of Directors

The stockholders approved the reverse stock split as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,258,769	7,131,161	137,269	11,509,472

(ii)	Increase Authorized Shares of Common Stock by 100,000,000 Shares

The stockholders approved an increase in authorized shares of common stock by 100,000,000 shares as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,353,849	6,913,200	260,147	11,509,472

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	Atossa Genetics Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary